SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               Form 8-K

                            Current Report


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) November 21, 1996


                              CCB FINANCIAL CORPORATION
              (Exact name of registrant as specified in its charter)


   North Carolina             0-12358              56-1347849
  (State or other      (Commission File No.)    (IRS Employer
  jurisdiction of                              Identification No.)
  incorporation)

      111 Corcoran Street, Post Office Box 931, Durham, NC 27702
               (Address of principal executive offices)


Registrant's telephone number, including area code (919) 683-7777


                              N/A
               (Former name or former address, if
                    changed since last report)



Item 5.  Other Events

On May 14, 1996 the Registrant announced the signing of a letter of intent to acquire Salem Trust Bank of Winston-Salem, North Carolina. The Registrant announced on November 21, 1996 that the Special Meeting of shareholders of Salem Trust Bank scheduled for that day had been temporarily postponed due to the Registrant and Salem Trust renegotiating acquisition terms in light of the rise in the Registrant's stock price.

Item 7.  Financial Statements and Exhibits

Financial Statements

      None

Exhibits

      Exhibit 99    Press Release dated November 21, 1996


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CCB FINANCIAL CORPORATION
                                   Registrant


Date:  November 26, 1996           By:  /s/ W. HAROLD PARKER, JR.
                                         W. Harold Parker, Jr.
                                          Senior Vice President
                                          and Controller